Exhibit 21.1
Subsidiaries of Ryan Specialty Holdings, Inc.

Entity Name	Country of Incorporation / Organization
New Ryan Specialty, LLC	United States, Delaware
Ryan Specialty, LLC	United States, Delaware
Ryan Services Group, LLC	United States, Delaware
RSG Underwriting Managers, LLC	United States, Delaware
Clach Casualty Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
Celerity Risk Solutions, a series of RSG Underwriting Managers, LLC	United States, Delaware
Emerald Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
Greenhill Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
Ryan Financial Lines, a series of RSG Underwriting Managers, LLC	United States, Delaware
Life Science Risk, a series of RSG Underwriting Managers, LLC	United States, Delaware
Power Energy Risk (PERse), a series of RSG Underwriting Managers, LLC	United States, Delaware
Ryan Specialty Transactional Risks US, a series of RSG Underwriting Managers, LLC	United States, Delaware
Ryan Specialty Transportation Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
Ryan Transactional Risk, a series of RSG Underwriting Managers, LLC	United States, Delaware
Ryan Specialty Public Entity, a series of RSG Underwriting Managers, LLC	United States, Delaware
Sapphire Blue, a series of RSG Underwriting Managers, LLC	United States, Delaware
Technical Risk Underwriters, a series of RSG Underwriting Managers, LLC	United States, Delaware
USQRisk, a series of RSG Underwriting Managers, LLC	United States, Delaware
Verdant Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
WKFC Underwriting Managers, a series of RSG Underwriting Managers, LLC	United States, Delaware
RSG Group Program Administrator, LLC	United States, Delaware
RSG Specialty, LLC	United States, Delaware
Global Special Risks, a series of RSG Specialty, LLC	United States, Delaware
Irwin Siegel Agency, a series of RSG Specialty, LLC	United States, Delaware
Ryan Alternative Risk, a series of RSG Specialty, LLC	United States, Delaware
Ryan Alternative Capital Advisors, a series of RSG Specialty, LLC	United States, Delaware
SuiteLife Underwriting Managers, a series of RSG Specialty, LLC	United States, Delaware
Trident Marine Managers, a series of RSG Specialty, LLC	United States, Delaware
Ryan Specialty Benefits, a series of RSG Specialty, LLC	United States, Delaware
US Assure E&S, a series of RSG Specialty, LLC	United States, Delaware
Velocity Risk Underwriters, a series of RSG Specialty, LLC	United States Delaware
RSG Platform, LLC	United States, Delaware
Stetson Insurance Funding, LLC	United States, Delaware
Sunstone Assurance II, LLC	United States, Tennessee
Sunstone Assurance, LLC	United States, Delaware
Sunstone Holdings II, Inc.	United States, Tennessee
Sunstone Holdings, Inc.	United States, Delaware
Ryan Re Underwriting Managers, LLC	United States, Delaware

Ryan Alternative Risk TN Manager LLC	United States, Tennessee
AccuRisk Holdings LLC	United States, Delaware
Case Management Specialists, LLC	United States, Wisconsin
AccuRisk Ancillary Solutions LLC	United States, Delaware
Ryan Specialty Benefits Captive, LLC	United States, Vermont
AccuRisk Solutions LLC	United States, Delaware
AgCentric Insurance Services, LLC	United States, California
Matrix Group Benefits, LLC	United States, Maine
Matrix Risk Management Services, LLC	United States, Maine
U.S. Group & Pension	United States, Maine
US Assure, LLC	United States, Delaware
US Assure Insurance Services of Florida, LLC	United States, Delaware
International Facilities Insurance Services, Inc.	United States, California
KRP Managers, LLC	United States, Delaware
Concord Specialty Risk of Canada, LLC	United States, Delaware
Ryan Specialty Latin America, LLC	United States, Delaware
JEM Underwriting Managers, LLC	United States, Delaware
Smooth Waters, LLC	United States, Delaware
Innovisk Capital Partners, LLC	United States,
Inspire Bidco LLC	United States, Delaware
Freberg Environmental, LLC	United States, Delaware
Corral Insurance Services, LLC	United States,
Vindati, LLC	United States,
Celerity Professional Liability Insurance Services, LLC	United States
Carroll Technical Risks Agency LLC	United States,
Innovisk Services, LLC	United States,
Velocity Claims, LLC	United States, Delaware
Velocity Risk Underwriters, LLC	United States, Delaware
Ryan Specialty Holdings International Limited	United Kingdom
Ryan Specialty International Limited	United Kingdom
Hunter George & Partners Limited	United Kingdom
Ryan Specialty Service Centre Limited	United Kingdom
RSG Insurance Services of Canada Limited	Canada
Ryan Specialty Group Spain Agencia de Suscripcion SL	Spain
Keystone Risk Brokerage, LTD	Bermuda
Ryan Specialty Newco Holdings Limited	United Kingdom
Ryan Specialty (Singapore) Pte Limited	Singapore
Ryan Specialty Germany GmbH	Germany
Ryan Specialty Underwriting International Managers Limited	United Kingdom
Castel Risk Partners (No. 3) LLP	United Kingdom
Albus Energy Risks Limited	United Kingdom
Transact Risk Partners LLP	United Kingdom
Talus Insurance Brokers Limited	United Kingdom
Square Pegs Risk Limited	United Kingdom
Castel NAPL Limited	United Kingdom

Castel Construction Risk Limited	United Kingdom
Yachtpod Risks Partners LLP	United Kingdom
Paradiso Risks Limited	United Kingdom
Maelor Jersey Limited	Jersey
Innovisk Topco Limited	United Kingdom
Innovisk Midco Limited	United Kingdom
Innovisk Bidco1 Limited	United Kingdom
Innovisk Bidco2 Limited	United Kingdom
Innovisk Capital Partners, LLP	United Kingdom
Innovisk (UK) Limited	United Kingdom
Innovisk London Limited	United Kingdom
Ryan Specialty Australia Pty Limited	Australia
Ryan Specialty (DIFC) Limited	Dubai
Ryan Specialty Europe GmbH	Germany
Ryan Specialty Europe GmbH – UK Branch	United Kingdom
Ryan Specialty Europe GmbH – Polish Branch	Poland
Ryan Specialty Europe GmbH – Swedish Branch	Sweden
Ryan Specialty Europe GmbH – Irish Branch	Ireland
Ryan Specialty Europe GmbH – Dutch Branch	Netherlands
Ryan Specialty Europe GmbH – Danish Branch	Denmark
Ryan Specialty Europe GmbH – Spanish Branch	Spain
Innovisk Europe (UK Branch)	United Kingdom
Albus Management LLP	United Kingdom
Ryan Specialty Corporate Services Limited	United Kingdom
Aqueous Management Limited	United Kingdom
PFLA Limited	United Kingdom
Vertus London Limited	United Kingdom
Themis Capital LLP	United Kingdom
EXAA Limited	United Kingdom
Innovisk India Private Limited	India
Velocity Risk International Limited	United Kingdom